Fees Summary	Oct. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,750,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,501.25
Total Offset Amount	0.00
Net Fee	$ 2,501.25